UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - MARCH 31, 2005


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)


            TEXAS                      1-12833               75-2669310
(State or other jurisdiction       (Commission File       (I.R.S. Employer
      of incorporation)                Number)            Identification No.)

                             TXU US HOLDINGS COMPANY
             (Exact name of registrant as specified in its charter)


            TEXAS                      1-11668               75-1837355
(State or other jurisdiction       (Commission File       (I.R.S. Employer
      of incorporation)                Number)            Identification No.)

                             TXU ENERGY COMPANY LLC
             (Exact name of registrant as specified in its charter)

           DELAWARE                   33-108876              75-2967817

 (State or other jurisdiction      (Commission File        (I.R.S. Employer
      of incorporation)                Number)             Identification No.)


                          TXU ELECTRIC DELIVERY COMPANY
             (Exact name of registrant as specified in its charter)


          TEXAS                       333-100240              75-2967830
(State or other jurisdiction       (Commission File        (I.R.S. Employer
      of incorporation)                Number)             Identification No.)

            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)


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       REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On March 31, 2005, TXU Electric Delivery Company ("Delivery") and TXU Energy Company LLC ("Energy") entered into a $3.5 billion Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A., Citibank, N.A., Wachovia Bank, National Association, Bank of America N.A., Calyon New York Branch and certain other lenders party thereto (the "Credit Agreement"). The Credit Agreement amends and restates Delivery's and Energy's existing $2.5 billion credit agreement by, among other things, (i) replacing the existing $600 million 364-day unsecured credit facility with a $1.6 billion unsecured five-year revolving credit facility and (ii) extending the terms of the existing $1.4 billion and $500 million unsecured facilities for one year to June 2008 and June 2010, respectively. The facilities provided under the Credit Agreement may be used for working capital and other general corporate purposes, including letters of credit and the making of advances to affiliates.

Total borrowings and letters of credit under the Credit Agreement may not exceed $3.5 billion, of which no more than $2.8 billion may be outstanding to Delivery. The $1.4 billion facility will expire on June 24, 2008, the $1.6 billion facility will expire on March 31, 2010 and the $500 million facility will expire on June 24, 2010, at which time all outstanding amounts under the applicable facility will be due and payable and outstanding letters of credit will expire.

Rates for borrowing under the Credit Agreement for each of Energy and Delivery are dependent on their respective credit rating and are based, at the applicable borrower's election, upon whether the borrowing is a Eurodollar loan or an Alternate Base Rate loan. Eurodollar loans will bear interest at a rate per annum of LIBO plus an applicable margin ranging from 0.275% to 0.800%, depending on the credit rating of the borrower. Alternate Base Rate loans will bear interest at a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (i) the federal funds rate plus 1/2 of 1% and (ii) the prime rate. If, during any period, more than 50% of the commitments with respect to any facility under the Credit Agreement are outstanding, the interest rate per annum under either an Alternate Base Rate loan or a Eurodollar loan will be increased during such period by a utilization fee equal to a rate per annum of 0.125%. Based on Energy's current credit rating, its Eurodollar loans will bear interest at LIBO plus 0.425%, and its Alternate Base Rate loans will bear interest at a rate per annum equal to the greater of (i) the federal funds rate plus 1/2 of 1% or (ii) the prime rate. Based on Delivery's current credit rating, its Eurodollar loans will bear interest at LIBO plus 0.425%, and its Alternate Base Rate loans will bear interest at a rate per annum equal to the greater of (i) the federal funds rate plus 1/2 of 1% or (ii) the prime rate.

Under the terms of the Credit Agreement, Energy has agreed to pay the lenders a facility fee on a quarterly basis. The facility fee rate is dependent on the lower credit rating of either Energy or Delivery and ranges from a rate per annum equal to 0.1% to 0.2% of total commitments under the Credit Agreement. Based on Energy's and Delivery's current credit ratings, the facility fee rate would be 0.15% per annum. In addition, each of Energy and Delivery has agreed to pay a fronting fee and a letter of credit fee with respect to letters of credit issued for its account. The fronting fee is equal to 0.125% of the stated amount of each letter of credit. The letter of credit fee is based on the face amount of the letter of credit calculated at a rate per annum equal to 0.275% to 0.800% depending on the applicable borrower's credit rating.

The Credit Agreement contains usual and customary covenants for credit facilities of this type, including covenants limiting liens, mergers and substantial asset sales or acquisitions. The Credit Agreement provides that Energy and Delivery shall not permit its ratio of consolidated earnings available for fixed charges to its consolidated fixed charges (as both terms are defined in the Credit Agreement) as of the end of each quarter of each fiscal year of such borrower to be no less than 2.00 to 1.00 and 1.75 to 1.00, respectively. In addition, Energy and Delivery shall not permit its ratio of consolidated senior debt to consolidated total capitalization (as both terms are defined in the Credit Agreement) as of the end of each quarter of each fiscal year of such borrower to be greater than 0.60 to 1.00 and 0.65 to 1.00, respectively.

In the event of a default by Energy or Delivery under the Credit Agreement, including cross-defaults of Energy or Delivery relating to indebtedness in a principal amount in excess of $50 million of such borrower or its subsidiaries,


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the lenders may terminate the commitments made under the Credit Agreement with respect to the defaulting borrower, declare the amount with respect to the defaulting borrower outstanding, including all accrued interest and unpaid fees, payable immediately, and enforce any and all rights and interests created and existing under the Credit Agreement with respect to such defaulting borrower, including all rights of set-off and all other rights available at law.

With respect to the other parties to the Credit Agreement, each of Energy and Delivery has or may have had customary banking relationships based on the provision of a variety of financial services, including investment banking, underwriting, lending, commercial banking and other advisory services. None of these services are material to Energy or Delivery individually or in the aggregate with respect to any individual party.

The foregoing summary of the Credit Agreement is not complete and is qualified in its entirety by reference to the Credit Agreement, which is incorporated by reference as Exhibit 10 hereto.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information described in Item 1.01 above is hereby incorporated by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.    Description
-----------    -----------

10 $3.5 billion Amended and Restated Credit Agreement, dated March 31, 2005, by and among JPMorgan Chase Bank, N.A., Citibank, N.A., Wachovia Bank, National Association, Bank of America N.A., Calyon New York Branch and certain other lenders party thereto.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the following registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                TXU CORP.



                                By:      /s/  Anthony Horton
                                   -----------------------------------------
                                Name:     Anthony Horton
                                Title:    Senior Vice President and Treasurer

                                TXU US HOLDINGS COMPANY



                                By:      /s/  Anthony Horton
                                   -----------------------------------------
                                Name:     Anthony Horton
                                Title:    Treasurer and Assistant Secretary

                                TXU ENERGY COMPANY LLC



                                By:      /s/  Anthony Horton
                                   -----------------------------------------
                                Name:     Anthony Horton
                                Title:    Treasurer and Assistant Secretary

                                TXU ELECTRIC DELIVERY COMPANY



                                By:      /s/  Anthony Horton
                                   -----------------------------------------
                                Name:     Anthony Horton
                                Title:    Treasurer and Assistant Secretary




Dated:  April 1, 2005


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